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________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                ---------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): June 14, 2000.

                          GLOBAL CAPITAL PARTNERS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




   Delaware                    000-26202                        52-1807562
(State or Other            (Commission File Number)         (I.R.S. Employee
  Jurisdiction                                            Identification Number)
of Incorporation)

         6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210
          (Address of Principal Executive Offices, Including Zip Code)



                                 (704) 643-8220
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


________________________________________________________________________________


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On June 14, 2000, the Registrant disposed of 100% of its ownership interests (the "EBAG Shares") in Eastbrokers Beteiligungs AG, a company incorporated under the laws of Austria and having its registered office in Vienna, Austria ("EBAG"). Pursuant to the terms of certain Share Purchase Agreements, each dated as of June 14, 2000 (each, a "Purchase Agreement"), the Registrant sold to Beheer- En Beleggingsmaatschappij Hedera B.V., Beheer- En Beleggingsmaatschappij Jamela B.V. and Braydonville Corporation (each a company incorporated and existing under the laws of the Netherlands) (each, a "Buyer") 344,639, 402,078 and 402,078 EBAG Shares, respectively (such shares representing all of the EBAG Shares and 95.73% of the capital stock of EBAG). In exchange for the EBAG Shares, the Buyers paid to the Registrant, pro rata in accordance with each Buyer's respective EBAG Shares purchased, an aggregate consideration equal to $27.5 million, payable as follows: 500,000 shares of equity securities valued at $2 million paid on June 14, 2000, and $25.5 million paid on June 14, 2000 by way of delivery of three promissory notes in aggregate principal amount of $25.5 million.

         The foregoing summary of the Purchase Agreements is qualified in its entirety by reference to each such agreement, copies of which are attached hereto as Exhibits 2.1, 2.2 and 2.3.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  It is impracticable to file the financial statements required by Item 7(a) with the initial filing of this Report on Form 8-K. Such financial statements will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

         (B)  PRO FORMA FINANCIAL INFORMATION.

                  It is impracticable to file the pro forma financial information required by Item 7(b) with the initial filing of this Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

         (C)  EXHIBITS.

                  The following exhibits are included as part of this Report and are set forth following the signature page hereto and beginning on page 5:

                  2.1 Share Purchase Agreement, dated as of June 14, 2000, by and between the Registrant and Beheer- En Beleggingsmaatschappij Hedera B.V.

                  2.2 Share Purchase Agreement, dated as of June 14, 2000, by and between the Registrant and Beheer- En Beleggingsmaatschappij Jamela B.V.


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               2.3 Share Purchase  Agreement,  dated as of June 14, 2000, by and between the Registrant and Braydonville Corporation.
























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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GLOBAL CAPITAL PARTNERS, INC.
                                                  (Registrant)



Date: June 29, 2000
                                       By: /s/ Martin A. Sumichrast
                                       -----------------------------------------
                                                   (Signature)
                                       Name:  Martin A. Sumichrast
                                       Title: Chairman, Chief Executive Officer
                                              and President

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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION                                             PAGE

   (2.1) Share Purchase Agreement, dated as of June 14, 2000, by and between the Registrant and Beheer- En
           Beleggingsmaatschappij Hedera B.V.

   (2.2) Share Purchase Agreement, dated as of June 14, 2000, by and between the Registrant and Beheer- En
           Beleggingsmaatschappij Jamela B.V.

   (2.3) Share Purchase Agreement, dated as of June 14, 2000, by and between the Registrant and Braydonville Corporation.





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